UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2007

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

DEPARTURE OF DIRECTORS

On June 11, 2007, Susan C. Goodman submitted a letter to the Board of Directors of the Registrant stating that, due to increasing demands on her time, she had determined not to stand for re-election at the 2007 Annual Meeting of Shareholders.  Ms. Goodman will, however, serve for the remainder of her current term of office.

On June 13, 2007, after determining that it was the appropriate time for him to retire from the Board of Directors of the Registrant, Jerome D. Eppler submitted a letter providing for his resignation from the Board of Directors.  Mr. Eppler’s resignation became effective upon acceptance by the Board of Directors, on June 14, 2007.  At the same time, in recognition of his dedication and long standing valuable service to the Registrant, and in further recognition of his continued value to the Registrant as an advisor and consultant to the Registrant and its Chief Executive Officer, Mr. Eppler was appointed to the position of “Director Emeritus”.  As such, he will remain affiliated with the Registrant and will act as a consultant to the Registrant and its Chief Executive Officer.  Following Mr. Eppler’s resignation from the Board of Directors, the Registrant reduced the number of directors of the Registrant from eight (8) to seven (7).

ITEM 7.01. REGULATION FD DISCLOSURE.

NOMINATION OF DIRECTORS FOR ELECTION AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS

Upon the recommendation and approval of the Nominating Committee of the Board of Directors of the Registrant, on June 14, 2007, the Board of Directors of the Registrant took action to nominate Jay G. Baitler and Dennis J. Shaughnessy for election to the Board of Directors at the 2007 Annual Meeting of Shareholders of the Registrant scheduled to be held at 9:00 a.m. on  Thursday July 26, 2007, at the offices of the Registrant located at 375 West Padonia Road, Timonium, Maryland 21093, to serve until the 2010 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Mr. Baitler, age 60, has served as Executive Vice President of Staples Inc., Contract Division, since 2004.  He has been with Staples since 1995, and prior to his position as Executive Vice President, Mr. Baitler served as Mid-Atlantic Regional President and Senior Vice President, Contract Division.  Prior to joining Staples, Mr. Baitler served as the Northeast Regional President of BT Office Products.

Mr. Shaughnessy, age 60, has been a director of the Registrant since 1989.  He is Chairman of the Board of FTI Consulting Inc.  Prior to joining FTI, Mr. Shaughnessy served as General Partner of Grotech Capital Group, a private equity firm.  Prior to joining Grotech, Mr. Shaughnessy had been President and CEO of CRI International, an international petroleum refining service business.

The information in this Item 7.01, is furnished solely pursuant to Item 7.01 of this Form 8-K.  Consequently, pursuant to this Item 7.01, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 7.01 of this Form 8-K and so provides.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Registrant’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Chief Financial Officer, Senior Vice President and Corporate Secretary

Dated: June 15, 2007